UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of Earliest Event Reported): July 20, 2007


                            TALON INTERNATIONAL, INC.
               (Exact Name of Registrant as Specified in Charter)


        DELAWARE                      1-13669                   95-4654481
(State or Other Jurisdiction        (Commission              (I.R.S. Employer
     of Incorporation)              File Number)             Identification No.)

                  21900 BURBANK BLVD., SUITE 270
                    WOODLAND HILLS, CALIFORNIA                    91367
              (Address of Principal Executive Offices)         (Zip Code)

                                 (818) 444-4100
              (Registrant's Telephone Number, Including Area Code)

                              TAG-IT PACIFIC, INC.
          (Former Name or Former Address, If Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 5.03         AMENDMENTS TO ARTICLES OF INCORPORATION  OR BYLAWS;  CHANGE IN
                  FISCAL YEAR

         On July 20, 2007, Tag-It Pacific, Inc. (the "Company"), changed its name to "Talon International, Inc." In connection with the name change, the Company also changed the trading symbol for its common stock on the American Stock Exchange, from "TAG" to "TLN", effective July 23, 2007.

         The change in name did not require stockholder approval, and the outstanding shares of common will not be affected by the change in name. The change was accomplished through a short form merger of the Company's wholly-owned subsidiary, Talon International, Inc., a Delaware corporation, with and into the Company, pursuant to Section 253 of the Delaware General Corporation Law.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS.

         a)       Financial statements of business acquired - None

         b)       Pro forma financial information - None

         c)       Shell company transactions - None

         d)       Exhibits -

                  3.1      Certificate of Ownership and Merger

                  99.1     Press release, dated July 20, 2007


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


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           TALON INTERNATIONAL, INC.



Date:    July 20, 2007                     By:       /S/ LONNIE D. SCHNELL
                                              ----------------------------------
                                                 Lonnie D. Schnell
                                                 Chief Financial Officer


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